EXHIBIT 5
WOLFBLOCK LLP
1650 Arch Street
Philadelphia, PA 19103-2097
                    , 20
Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
Toll Brothers Finance Corp.
First Huntingdon Finance Corp.
250 Gibraltar Road
Horsham, PA 19044
     RE:      Registration Statement on Form S-3
Gentlemen:
     As counsel for Toll Brothers, Inc., a Delaware corporation (the “Company”), and its wholly owned subsidiaries, Toll Corp., a Delaware corporation (“Toll”), Toll Finance Corp., a Delaware corporation (“TFC”), Toll Brothers Finance Corp., a Delaware corporation (“TBFC”), and First Huntingdon Finance Corp., a Delaware corporation (“FHFC”), we have assisted in the preparation of a Registration Statement on Form S-3 (the “Registration Statement”) being filed by the Company, Toll, TFC, TBFC and FHFC (collectively, the “Registrants”) and the additional direct or indirect subsidiaries of the Company identified in the Registration Statement as additional registrants (collectively, the Registrants) with the Securities and Exchange Commission (the “Commission”) relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of an unlimited amount of: (i) debt securities of Toll (“Toll Debt Securities”), TFC (“TFC Debt Securities”), TBFC (“TBFC Debt Securities”) and FHFC (“FHFC Debt Securities” and, collectively with the Toll Debt Securities, the TFC Debt Securities and the TBFC Debt Securities, the “Debt Securities”), which may be any of senior secured debt securities, senior unsecured debt securities, senior subordinated debt securities or subordinated debt securities, in one or more series, which in each case are to be issued under an indenture (an “Indenture” and, collectively with any other indentures relating to other Debt Securities, the “Indentures”) to be entered into among the issuer of the Debt Securities, the Company and each other guarantor of the Debt Securities that is a party thereto, and the institution designated prior to the issuance of any Debt Securities under such Indenture to serve as trustee thereunder (a “Trustee” and, collectively with the trustees, if any, under other Indentures, the “Trustees”); (ii) the Company’s, Toll’s, TFC’s, TBFC’s and FHFC’s unconditional and irrevocable guarantees of Debt Securities and such guarantees of any other Registrants that guarantee Debt Securities (the “Guarantees”); (iii) shares of the Company’s Common Stock, $.01 par value (the “Common Stock”); (iv) shares of the Company’s Preferred Stock, $.01 par value (the “Preferred Stock”), in one or more series; (v) warrants to purchase Debt Securities (the “Debt Warrants”) to be issued pursuant to a warrant agreement relating to Debt Warrants (the “Debt Warrant Agreement”), between the issuer of Debt Securities to which the Debt Warrants relate, the Company and each other guarantor of the Debt Securities and a warrant agent (the “Debt Warrant Agent”) to be appointed prior to the issuance of Debt Warrants; (vi) warrants to purchase Common Stock (the “Common Stock Warrants”) to be issued pursuant to a warrant agreement relating to Common Stock Warrants (the “Common Stock Warrant Agreement”), between the Company and a warrant agent (the “Common Stock Warrant Agent”) to be appointed prior to the issuance of Common Stock Warrants; and (vii) warrants to purchase Preferred Stock (the “Preferred Stock Warrants,” and, together with the Debt Warrants and the Common Stock Warrants, the “Warrants”) to be issued pursuant to a warrant agreement relating to Preferred Stock Warrants (the “Preferred Stock Warrant Agreement”) between the Company and a warrant agent (the “Preferred Stock Warrant Agent”) to be appointed prior to the issuance of Preferred Stock Warrants. The Debt Securities, the Guarantees, the Common Stock, the Preferred Stock and the Warrants are collectively referred to herein as the “Offered Securities.”
     For the purpose of rendering this opinion, we have examined and relied upon (i) the Registration Statement; (ii) the respective forms of Indenture relating to senior Debt Securities and related Guarantees (the “Senior Debt Indenture”) and subordinated or senior subordinated Debt Securities and related Guarantees (the “Subordinated Debt Indenture”), each of which is being filed as an exhibit to the Registration Statement; (iii) the Second Restated Certificate of Incorporation of the Company, as amended to date (the “Certificate of Incorporation”); (iv) the Bylaws of the Company as currently in effect (the “Bylaws”); and (v) certain resolutions adopted on                     , 20      by the respective Boards of Directors of the Company (the “Company Board”), Toll (the “Toll Board”), TFC (the “TFC Board”), TBFC (the “TBFC Board”) and FHFC (the “FHFC Board”) and the Boards of Directors of each additional Registrant, if any, that is an issuer of Guarantees of any of the Offered Securities relating to the issuance of the Offered Securities. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other records of the Registrants, including, without limitation, charter documents of Registrants other than the Company, and such agreements, certificates of public officials, certificates of officers or other representatives of the Registrants and others and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.
     In our examination, we have assumed without independent verification (i) the legal capacity of all natural persons, (ii) the genuineness of all signatures, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents and (v) the power and authority of all persons other than the Registrants signing such documents to execute, deliver and perform such documents, and the valid authorization, execution and delivery of such documents by such other persons. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers or other representatives of the Registrants and others.
     We are admitted to practice before the bar in the Commonwealth of Pennsylvania and in the States of Delaware and New York, and we do not express any opinion as to the laws of any other jurisdiction other than the federal laws of the United States of America to the extent referred to specifically herein. The Offered Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including applicable rules and regulations, and the facts in effect on the date hereof. We assume no obligation to update this opinion.
     Based upon and subject to the foregoing, and assuming that (i) the Registration Statement and any supplements and amendments thereto (including post-effective amendments) will have become effective and will comply with all applicable laws; (ii) the Registration Statement will be effective and will comply with all applicable laws at the time the Offered Securities are offered or issued as contemplated by the Registration Statement; (iii) a Form T-1 of the trustee under the Indenture with respect to the Offered Securities to be offered has been duly filed with the Commission, and such trustee has been duly qualified in accordance with applicable requirements, under the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the respective rules and registrations thereunder; (iv) a prospectus supplement will have been prepared and filed with the Commission in accordance with the Securities Act and applicable rules and regulations thereunder describing the Offered Securities offered thereby and will comply with all applicable laws; (v) all Offered Securities will be issued and sold in compliance with all applicable federal and state securities laws and in the manner stated in the Registration Statement and the appropriate prospectus supplement; (vi) none of the terms of any Offered Security to be established subsequent to the date hereof, nor the issuance and delivery of such Offered Security, nor the compliance by the Company with the terms of such Offered Security, will violate any applicable law or will result in a violation of any provision of any instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company; (vii) a definitive purchase, underwriting or similar agreement and any other necessary agreement with respect to any Offered Securities offered or issued will have been duly authorized and validly executed and delivered by the Company and the other parties thereto; and (viii) any Offered Securities issuable upon conversion, exchange, or exercise of any Offered Security being offered or issued will be duly authorized, created, and, if appropriate, reserved for issuance upon such conversion, exchange, or exercise, we are of the opinion that:
1. The form of Senior Debt Indenture filed as an exhibit to the Registration Statement (the “Toll Senior Debt Indenture”) has been duly authorized by the Toll Board. The Toll Senior Debt Indenture and each other Indenture in the form of the Senior Debt Indenture, as modified in accordance with duly adopted resolutions of the Toll Board, the Company Board and the Board of Directors of each additional issuer, if any, of Guarantees to which such Indenture relates (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the Toll Debt Securities and Guarantees to which such Indenture relates, when executed and delivered by Toll, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, will be a valid and binding agreement, enforceable against Toll, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
2. The form of Senior Debt Indenture filed as an exhibit to the Registration Statement (the “TFC Senior Debt Indenture”) has been duly authorized by the TFC Board. The TFC Senior Debt Indenture and each other Indenture in the form of the Senior Debt Indenture, as modified in accordance with duly adopted resolutions of the TFC Board, the Company Board and the Board of Directors of each additional issuer, if any, of Guarantees to which such Indenture relates (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the TFC Debt Securities and Guarantees to which such Indenture relates, when executed and delivered by TFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, will be a valid and binding agreement, enforceable against TFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
3. The form of Senior Debt Indenture filed as an exhibit to the Registration Statement (the “TBFC Senior Debt Indenture”) has been duly authorized by the TBFC Board. The TBFC Senior Debt Indenture and each other Indenture in the form of the Senior Debt Indenture, as modified in accordance with duly adopted resolutions of the TBFC Board, the Company Board and the Board of Directors of each additional issuer, if any, of Guarantees to which such Indenture relates (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the TBFC Debt Securities and Guarantees to which such Indenture relates, when executed and delivered by TBFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, will be a valid and binding agreement, enforceable against TBFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
4. The form of Senior Debt Indenture filed as an exhibit to the Registration Statement (the “FHFC Senior Debt Indenture”) has been duly authorized by the FHFC Board. The FHFC Senior Debt Indenture and each other Indenture in the form of the Senior Debt Indenture, as modified in accordance with duly adopted resolutions of the FHFC Board, the Company Board and the Board of Directors of each additional issuer, if any, of Guarantees to which such Indenture relates (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the FHFC Debt Securities and Guarantees to which such Indenture relates, when executed and delivered by FHFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, will be a valid and binding agreement, enforceable against FHFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
5. The form of Subordinated Debt Indenture filed as an exhibit to the Registration Statement (the “Toll Subordinated Debt Indenture”) has been duly authorized by the Toll Board. The Toll Subordinated Debt Indenture and each other Indenture in the form of the Subordinated Debt Indenture, as modified in accordance with duly adopted resolutions of the Toll Board, the Company Board and the Board of Directors of each additional issuer, if any, of Guarantees to which such Indenture relates (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the Toll Debt Securities and Guarantees to which such Indenture relates, when executed and delivered by Toll, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, will be a valid and binding agreement, enforceable against Toll, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
6. The form of Subordinated Debt Indenture filed as an exhibit to the Registration Statement (the “TFC Subordinated Debt Indenture”) has been duly authorized by the TFC Board. The TFC Subordinated Debt Indenture and each other Indenture in the form of the Subordinated Debt Indenture, as modified in accordance with duly adopted resolutions of the TFC Board, the

Company Board and the Board of Directors of each additional issuer, if any, of Guarantees to which such Indenture relates (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the TFC Debt Securities and Guarantees to which such Indenture relates, when executed and delivered by TFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, will be a valid and binding agreement, enforceable against TFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
7. The form of Subordinated Debt Indenture filed as an exhibit to the Registration Statement (the “TBFC Subordinated Debt Indenture”) has been duly authorized by the TBFC Board. The TBFC Subordinated Debt Indenture and each other Indenture in the form of the Subordinated Debt Indenture, as modified in accordance with duly adopted resolutions of the TBFC Board, the Company Board and the Board of Directors of each additional issuer, if any, of Guarantees to which such Indenture relates (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the TBFC Debt Securities and Guarantees to which such Indenture relates, when executed and delivered by TBFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, will be a valid and binding agreement, enforceable against TBFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
8. The form of Subordinated Debt Indenture filed as an exhibit to the Registration Statement (the “FHFC Subordinated Debt Indenture”) has been duly authorized by the FHFC Board. The FHFC Subordinated Debt Indenture and each other Indenture in the form of the Subordinated Debt Indenture, as modified in accordance with duly adopted resolutions of the FHFC Board, the Company Board and the Board of Directors of each additional issuer, if any, of Guarantees to which such Indenture relates (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the FHFC Debt Securities and Guarantees to which such Indenture relates, when executed and delivered by FHFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, will be a valid and binding agreement, enforceable against FHFC, the Company and each additional issuer, if any, of Guarantees to which such Indenture relates, in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
9. With respect to any series of Debt Securities and the related Guarantees, if any, (collectively, the “Offered Debt Securities”), when (i) if the Offered Debt Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities (the “Debt Underwriting Agreement”) has been duly authorized, executed and delivered by the issuer of the applicable Debt Securities, the Company and the other parties thereto; (ii) if the Offered Debt Securities are to be sold on an agency basis, the distribution agreement with respect to the Offered Debt Securities (the “Debt Distribution Agreement”) has been duly authorized, executed and delivered by the issuer of the applicable Debt Securities, the Company and the other parties thereto; (iii) the Board of Directors of the issuer of the applicable Debt Securities, the Company Board and the Board of Directors of each additional issuer, if any, of related Guarantees of the applicable Debt Securities, including in each case any appropriate committee appointed thereby, and the appropriate officers of the issuer of the applicable Debt Securities, the Company and each additional issuer, if any, of related Guarantees of the applicable Debt Securities have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Securities and related matters; (iv) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture relating thereto so as not to violate any applicable law, the charter documents of the issuer of the applicable Debt Securities, the Company or any additional issuer of related Guarantees of the applicable Debt Securities or result in a default under or breach of any agreement or instrument binding upon the issuer of the applicable Debt Securities, the Company or any additional issuer of related Guarantees of the applicable Debt Securities and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the issuer of the applicable Debt Securities, the Company or any additional issuer of related Guarantees of the applicable Debt Securities; (v) the applicable Indenture has been duly executed and delivered by the issuer of the applicable Debt Securities, the Company , each additional issuer, if any of related Guarantees of the applicable Debt Securities and the Trustee thereunder; and (vi) the Offered Debt Securities have been duly executed and authenticated in accordance with the provisions of the applicable Indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities, when issued and sold in accordance with the applicable Indenture and the related Debt Underwriting Agreement or Debt Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be valid and binding obligations of the issuer of the applicable Debt Securities, the Company and each additional issuer, if any, of related Guarantees of the applicable Debt Securities, enforceable against the issuer of the applicable Debt Securities, the Company and each additional issuer, if any, of related Guarantees of the applicable Debt Securities, in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
     We note that, as of the date hereof, a judgment for money in an action based on an Offered Debt Security denominated in a foreign currency, currency unit or composite currency in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of the foreign currency, currency unit or composite currency in which a particular Offered Debt Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment.

     10. With respect to any shares of Common Stock (the “Offered Common Stock”), when (i) if the Offered Common Stock is to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Common Stock (the “Common Stock Underwriting Agreement”) has been duly authorized, executed and delivered by the Company and the other parties thereto; (ii) if the Offered Common Stock is to be sold on an agency basis, the distribution agreement with respect to the Offered Common Stock (the “Common Stock Distribution Agreement”) has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the Company Board, including any appropriate committee appointed thereby, the Company’s stockholders, if necessary, and the appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of issuance of the shares of Offered Common Stock in conformity with the Company’s Certificate of Incorporation and Bylaws, so as not to violate any applicable law, the Company’s Certificate of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) certificates representing the shares of the Offered Common Stock are duly executed, countersigned, registered and delivered upon payment of the agreed-upon consideration therefor, the shares of the Offered Common Stock, when issued and sold in accordance with the related Common Stock Underwriting Agreement or Common Stock Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than the par value thereof.
     11. With respect to the shares of any series of Preferred Stock (the “Offered Preferred Stock”), when (i) if the Offered Preferred Stock is to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the shares of the Offered Preferred Stock (the “Preferred Stock Underwriting Agreement”) has been duly authorized, executed and delivered by the Company and the other parties thereto; (ii) if the Offered Preferred Stock is to be sold on an agency basis, the distribution agreement with respect to the Offered Preferred Stock (the “Preferred Stock Distribution Agreement”) has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the Company Board, including any appropriate committee appointed thereby, the Company’s stockholders, if necessary, and the appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the shares of the Offered Preferred Stock and related matters, including the adoption of a certificate of designations for the Offered Preferred Stock in the form required by applicable law (the “Certificate of Designations”); (iv) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware has duly occurred; (v) the terms of the Offered Preferred Stock and of their issuance and sale have been duly established in conformity with the Company’s Certificate of Incorporation, the Certificate of Designations and the Company’s Bylaws, so as not to violate any applicable law, the Company’s Certificate of Incorporation, the Certificate of Designations or the Company’s Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) certificates representing the shares of the Offered Preferred Stock are duly executed, countersigned, registered and delivered upon payment of the agreed-upon consideration therefor, the shares of the Offered Preferred Stock, when issued and sold in accordance with the related Preferred Stock Underwriting

Agreement or Preferred Stock Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than the par value thereof.
     12. With respect to any Debt Warrants (the “Offered Debt Warrants”), when (i) if the Offered Debt Warrants are to be sold pursuant to a firm commitment underwritten offering, the Debt Underwriting Agreement with respect to the Offered Debt Warrants has been duly authorized, executed and delivered by the issuer of the Debt Securities to which the Offered Debt Warrants relate, the Company and the other parties thereto; (ii) if the Offered Debt Warrants are to be sold on an agency basis, the distribution agreement with respect to the Offered Debt Warrants (the “Debt Warrant Distribution Agreement”) has been duly authorized, executed and delivered by the issuer of the Debt Securities to which the Offered Debt Warrants relate, the Company and the other parties thereto; (iii) the Board of Directors of the issuer of the Debt Securities to which the Offered Debt Warrants relate and the Company Board, including in each case any appropriate committee appointed thereby, the Company’s stockholders, if necessary, and appropriate officers of the issuer of the Debt Securities to which the Offered Debt Warrants relate and the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Warrants and related matters; (iv) the terms of the Offered Debt Warrants and of their issuance and sale have been duly established in conformity with the Debt Warrant Agreement so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws of the issuer of the Debt Securities to which the Offered Debt Warrants relate or the Company or result in a default under or breach of any agreement or instrument binding upon the issuer of the Debt Securities to which the Offered Debt Warrants relate or the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the issuer of the Debt Securities to which the Offered Debt Warrants relate or the Company; (v) the Debt Warrant Agreement has been duly authorized, executed and delivered by the issuer of the Debt Securities to which the Offered Debt Warrants relate and the Company to the Debt Warrant Agent; (vi) the Debt Warrant Agreement has been duly authorized, delivered and executed by the Debt Warrant Agent; and (vii) the Offered Debt Warrants have been duly executed and authenticated in accordance with the provisions of the Debt Warrant Agreement and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Warrants, when issued and sold in accordance with the Debt Warrant Agreement and the related Debt Underwriting Agreement or Debt Warrant Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be valid and binding obligations of the issuer of the Debt Securities to which the Offered Debt Warrants relate and the Company, enforceable against the issuer of the Debt Securities to which the offered Debt Warrants relate and the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.
     We note that, as of the date hereof, a judgment for money in an action based on a Debt Warrant to purchase a Debt Security denominated in a foreign currency, currency unit or composite currency in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of the foreign currency, currency unit or composite currency in which a particular Debt Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment.
     13. With respect to any Common Stock Warrants (the “Offered Common Stock Warrants”), when (i) if the Offered Common Stock Warrants are to be sold pursuant to a firm commitment underwritten offering, the Common Stock Underwriting Agreement with respect to the Offered Common Stock Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (ii) if the Offered Common Stock Warrants are to be sold on an agency basis, the distribution agreement with respect to the Offered Common Stock Warrants (the “Common Stock Warrant Distribution Agreement”) has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the Company Board, including any appropriate committee appointed thereby, the Company’s stockholders, if necessary, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Common Stock Warrants and related matters; (iv) the terms of the Offered Common Stock Warrants and of their issuance and sale have been duly established in conformity with the Common Stock Warrant Agreement so as not to violate any applicable law, the Company’s Certificate of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (v) the Common Stock Warrant Agreement has been duly authorized, executed and delivered by the Company to the Common Stock Warrant Agent; (vi) the Common Stock Warrant Agreement has been duly authorized, executed and delivered by the Common Stock Warrant Agent; and (vii) the Offered Common Stock Warrants have been duly executed and authenticated in accordance with the provisions of the Common Stock Warrant Agreement and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Common Stock Warrants, when issued and sold in accordance with the Common Stock Warrant Agreement and the related Common Stock Underwriting Agreement or Common Stock Warrant Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), provided that the per share consideration payable upon the exercise of the Offered Common Stock Warrants is not less than the par value of the Common Stock.
     14. With respect to any Preferred Stock Warrants (the “Offered Preferred Stock Warrants”), when (i) if the Offered Preferred Stock Warrants are to be sold pursuant to a firm commitment underwritten offering, the Preferred Stock Underwriting Agreement with respect to the Offered Preferred Stock Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (ii) if the Offered Preferred Stock Warrants are to be sold on an agency basis, the distribution agreement with respect to the Offered Preferred Stock Warrants (the “Preferred Stock Warrant Distribution Agreement”) has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the Company Board, including any appropriate committee appointed thereby, the Company’s stockholders, if necessary, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Preferred Stock Warrants and related matters; (iv) the terms of the Offered Preferred Stock Warrants and of their issuance and sale have been duly established in conformity with the Preferred Stock Warrant Agreement so as not to violate any applicable law, the Company’s Certificate of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (v) the Preferred Stock Warrant Agreement has been duly authorized, executed and delivered by the Company to the Preferred Stock Warrant Agent; (vi) the Preferred Stock Warrant Agreement has been duly authorized, executed and delivered by the Preferred Stock Warrant Agent; and (vii) the Offered Preferred Stock Warrants have been duly executed and authenticated in accordance with the provisions of the Preferred Stock Warrant Agreement and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Preferred Stock Warrants, when issued and sold in accordance with the Preferred Stock Warrant Agreement and the related Preferred Stock Underwriting Agreement or Preferred Stock Warrant Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), provided that the per share consideration payable upon the exercise of the Offered Preferred Stock Warrants is not less than the par value of the Preferred Stock.
     We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also consent to the reference to our firm under the heading “Legal Matters” in the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the Rules and Regulations of the Commission.
Very truly yours,